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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                  FORM 8-A/A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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                           ESENJAY EXPLORATION, INC.
            (Exact name of registrant as specified in its charter)


       DELAWARE                                            73-1421000
(State of Incorporation)                       (IRS Employer Identification No.)

                          500 NORTH WATER STREET
                        CORPUS CHRISTI, TEXAS 78471
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



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       Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of Each Exchange on Which
Title of Each Class to be Registered                Class is to be Registered
          COMMON STOCK                                BOSTON STOCK EXCHANGE

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

       Securities to be registered pursuant to Section 12(g) of the Act:

                                     NONE
                               (TITLE OF CLASS)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The Registrant incorporates by reference the description of Registrant's Common Stock, $.01 par value, as set forth under the caption "Description of Securities" in the Registration Statement on Form SB-2, No. 333- 53581, filed with the Securities and Exchange Commission.

ITEM 2.  EXHIBITS

Not required.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 13, 1998

                                       ESENJAY EXPLORATION, INC.


                                       By: /s/ David B. Christofferson
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                                             David B. Christofferson
                                              SENIOR VICE PRESIDENT